                                 United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 21, 2000



                        MATTHEWS STUDIO EQUIPMENT GROUP
       -----------------------------------------------------------------
                  (Exact name of registrant as specified in its charter)

                                  California
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                    (State or other jurisdiction of incorporation)

                 0-18102                               95-1447751
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              (Commission file number)          (I.R.S. Employer
                                           Identification Number)

        3111 North Kenwood Street, Burbank, CA          91505
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             (Address of principal executive office)   (Zip Code)

                                (818) 525-5200
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             (Registrant's telephone number, including area code)

                                      N/A
        ----------------------------------------------------------------
        (Former name, former address and former fiscal year, if changed since last report)

Item 2.    Acquisition or Disposition of Assets

On January 21, 2000, Matthews Studio Equipment Group ("Matthews") sold its Duke City Video rental operations to Vitec DC Holding Corp. (the "Purchaser") for a purchase price of $12.25 million in cash. The sale was structured as a sale of assets whereby Duke City Video, Inc., Matthews' subsidiary (the "Seller"), sold its assets to the Purchaser pursuant to an Asset Purchase Agreement dated January 21, 2000, among Matthews, Duke City Holdings, Inc. ("Holdings"), the Seller and the Purchaser (the "Agreement"). Excluded from the sale are the Seller's Albuquerque property, its accounts receivables and certain other assets. Also, the Seller retains responsibility for its liabilities.

$2 million of the purchase price was paid to the Seller on closing. $557,000 of the purchase price will be paid to the Seller following a post-closing inventory of rental equipment sold in the transaction. $8.393 million of the purchase price will be paid to the Seller and the Seller's trade and other creditors, provided the Seller obtains financing statement terminations pursuant to the terms of the Agreement. The remaining $1.3 million of the purchase price is being held by the Purchaser as security for certain indemnification obligations of the Seller and will be paid to the Seller upon the expiration of certain time periods specified in the Agreement.

Matthews, Holdings and the Seller are obligated to indemnify the Purchaser against losses arising out of any inaccuracy of representations and warranties made in the Agreement and against losses arising out of the Seller's liabilities.

The Purchaser has purchased the name Duke City Video and derivations thereof as part of the transaction.

A copy of the Agreement and a copy of Matthews' press release regarding the transaction are attached as exhibits.


Item 7.    Financial Statements and Exhibits
           ---------------------------------

(b) Pro forma financial information (unaudited) Pro forma condensed consolidated financial data related to the disposition of a subsidiary is located at addendum 1.

(2)(c) Exhibits

                                 EXHIBIT INDEX

Exhibit                        Document Description

99.7* Asset Purchase Agreement dated January 21, 2000, among Matthews Studio Equipment Group, Duke City Video, Inc., Duke City Holdings, Inc. and Vitec DC Holding Corp., but without schedules or exhibits.

99.8*  Press Release Regarding the Sale of Duke City Video Assets.


*Previously filed

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MATTHEWS STUDIO EQUIPMENT GROUP
                                                    (Registrant)



Date: March 18, 2000                      By: /s/Anil Sharma
                                              ---------------------------------
                                                 Anil Sharma
                                          President and Chief Financial Officer


Addendum 1

Pro forma  financial data

The following unaudited pro forma condensed consolidated statements of operations for the year ended September 30, 1999, and the three months ended December 31, 1999, and the unaudited pro forma condensed consolidated balance sheet of December 31, 1999, give effect to the sale by Matthews Studio Equipment Group (the Company) of Duke City Video. The pro forma information is based on the historical financial statements of the Company and gives effect to the disposal of the operations and assets of Duke City Video, as if the disposition had occurred at the beginning of the periods presented. The pro forma information includes the pro forma adjustments described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated financial statements have been prepared by the management of the Company and Duke City Video based upon the historical information included herein and other financial information. These pro forma statements do not purport to be indicative of the results of operations or financial position which would have occurred had the disposition been made at the beginning of the periods or as of the date indicated or of the financial position or results of operations which may be obtained in the future.

               Matthews Studio Equipment Group and Subsidiaries
           Pro Forma Condensed Consolidated Statements of Operations
                     For the Year Ended September 30, 1999
                     (in thousands, except per share data)


                                                             Company               Pro Forma             Pro forma
                                                            Historical             Adjustment (1)        Adjusted
                                                           -----------            ---------------       ----------
Revenues from rental operations                            $ 39,434              ($11,627)              $ 27,807
Net product sales                                            20,368                  (254)                20,114
                                                           --------               -------               --------
                                                             59,802               (11,881)                47,921

Costs and expenses:
    Cost of rental operations                                25,908               (10,269)                15,639
    Cost of sales                                            16,808                  (114)                16,694
    Selling, general and administrative                      32,155                (8,579)(3)             23,576
    Interest                                                  7,634                (1,783)(2)              5,851
                                                           --------               -------               --------
                                                             82,505               (20,745)                61,760

Loss before income taxes                                    (22,703)                8,864                (13,839)
Income taxes benefits                                        (2,531)                  287                 (2,244)
                                                           --------               -------               --------
Net loss                                                   $(20,172)              $ 8,577               $(11,595)
                                                           ========               =======               ========

Net loss per common share,
    Basic and Diluted                                        ($2.17)                                      ($1.25)
                                                           ========                                     ========
Weighted average number of common shares
    outstanding, basic and diluted.                           9,305                                        9,305
                                                           ========                                     ========

The accompanying notes are an integral part of these consolidated financial statements.

               Matthews Studio Equipment Group and Subsidiaries
           Pro Forma Condensed Consolidated Statements of Operations
                  For the Three Months Ended December 31, 1999
                     (in thousands, except per share data)


                                                            Company                Pro forma              Pro forma
                                                            Historical          Adjustment (1)             Adjusted
                                                         -------------           ------------          ------------
Revenues from rental operations                          $      11,054           $     (3,152)         $      7,902
Net product sales                                                4,595                    (24)                4,571
                                                         -------------           ------------          ------------
                                                                15,649                 (3,176)               12,473

Costs and expenses:

    Cost of rental operations                                    7,023                 (2,678)                4,345
    Cost of sales                                                3,873                    (16)                3,857
    Selling, general and administrative                          4,296                   (902)                3,394
    Interest                                                     2,391                   (430)(2)             1,961
                                                         -------------           ------------          ------------
                                                                17,583                 (4,026)               13,557


Loss before income taxes                                        (1,934)                   850                (1,084)
Provision (benefit) for income taxes                                 -                      -                     -
                                                         -------------           ------------          ------------
    Net Loss                                             $      (1,934)          $        850          $     (1,084)
                                                         =============           ============          ============
Net Loss per common share,
    basic and diluted                                           ($0.19)                                      ($0.11)
                                                         =============                                 ============
Weighted average number of common
    share outstanding, basic and diluted                         9,994                                        9,994
                                                         =============                                 ============

The accompanying notes are an integral part of these consolidated financial statements.

                Matthews Studio Equipment Group and Subsidiaries

       Notes to Pro Forma Condensed Consolidated Statements of Operations


1. The accompanying Pro Forma Adjustments represent the sale of Duke City Video's assets as if such sale had occurred at the beginning of each period presented. The Pro Forma Adjusted statements of operations exclude the $376,000 gain from sale of Duke City Video.

2. The interest expense recorded by Duke City Video included $225,000 and $955,000 for the three months ended December 31, 1999 and twelve months ended September 30, 1999, respectively, allocated by the parent company.

3. Selling, general and administrative expenses recorded by Duke City Video during the year ended September 30, 1999 included a $4,541,000 non-recurring and non-cash charge related to the write-down of certain long-term assets, including fixed assets and goodwill.

               Matthews Studio Equipment Group and Subsidiaries
                Pro Forma Condensed Consolidated Balance Sheets
                               December 31, 1999
                               ($ in thousands)

                                                                                          Pro forma
                                                              Company            -----------------------------
                                                             Historical           Adjustments        Adjusted
                                                             ----------          -------------      ----------
ASSETS:
Current Assets:
          Cash and cash equivalents                          $     442           $      ---           $      442
          Accounts receivable, net                               8,157                  ---                8,157
          Current portion of net investment in leases              255                  ---                  255
          Inventories                                            3,688                  ---                3,688
          Prepaid expenses and other current assets                745                  ---                  745
                                                             ---------           ----------           ----------
             Total current assets                               13,287                  ---               13,287

Property, plant and equipment                                   89,267              (19,802)              69,465
          Less accumulated depreciation                        (36,587)               8,531              (28,056)
                                                             ---------           ----------           ----------
          Net property, plant and equipment                     52,680              (11,271) (1)          41,409

Investment in leases, less current portion                         135                  ---                  135
Other assets                                                    24,887                  ---               24,887
                                                             ---------           ----------           ----------
             Total assets                                    $  90,989           $  (11,271)          $   79,718
                                                             =========           ==========           ==========

LIABILITIES AND SHAREHOLDERS' EQUITY:
Current liabilities:
          Accounts payable                                   $  10,785           $   (3,176)           $   7,609
          Accrued liabilities                                    4,623                  ---                4,623
          Current portion of long-term debt and capital
             lease obligations                                   5,185               (1,815)               3,370
                                                             ---------           ----------           ----------
             Total current liabilities                          20,593               (4,991) (1)          15,602

Long-term debt and capital leases                               84,997               (6,280) (1)          78,717

Shareholders' equity:
          Preferred stock                                          ---                  ---                  ---
          Common stock                                          12,036                  ---               12,036
          Retained earnings                                    (26,637)                 ---              (26,637)
                                                             ---------           ----------           ----------
             Total shareholders' equity                        (14,601)                 ---              (14,601)
                                                             ---------           ----------           ----------

             Total liabilities and shareholders' equity      $  90,989           $  (11,271)          $   79,718
                                                             =========           ==========           ==========

The accompanying notes are an integral part of these consolidated financial statements.

                Matthews Studio Equipment Group and Subsidiaries

            Notes to Pro Forma Condensed Consolidated Balance Sheets


1.  To record Duke City Video's assets sale and related liabilities.

2. The accompanying unaudited pro forma condensed consolidated financial statements exclude the $376,000 gain from the Duke City Video's assets sale.